                                 AMENDMENT NO. 2

                             PARTICIPATION AGREEMENT

     The Participation Agreement, dated July 1, 1999, as amended July 1, 1999, by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., Allstate Life Insurance Company of New York, and Allstate Life Financial Services, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                                         SEPARATE ACCOUNTS         CONTRACTS FUNDED BY THE SEPARATE
        FUNDS AVAILABLE UNDER THE POLICIES              UTILIZING THE FUNDS                    ACCOUNTS
        ----------------------------------              -------------------       ---------------------------------
               SERIES I SHARES

AIM V.I. Aggressive Growth Fund                     Allstate Financial            -    AIM Lifetime Plus
AIM V.I. Balanced Fund                              Advisors Separate Account I   -    AIM Lifetime Plus II
AIM V.I. Basic Value Fund                                                         -    AIM Enhanced Choice NY
AIM V.I. Blue Chip Fund                                                           -    Select Directions
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund                   Allstate Life Insurance       -    Allstate Variable Annuity II
AIM V.I. Core Equity Fund                           Company Variable Annuity      -    Allstate Preferred Client
AIM V.I. Dent Demographic Trends Fund               Account II                    -    Allstate Variable Annuity 3
AIM V.I. Diversified Income Fund                                                  -    Allstate Variable Annuity 3
AIM V.I. Global Utilities Fund                                                         Asset Manager
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund                                Allstate Variable Life        -    Consultant Accumulator VUL
AIM V.I. High Yield Fund                            Separate Account A            -    Consultant Protector VUL
AIM V.I. International Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. New Technology Fund
AIM V.I. Premier Equity Fund II
AIM V.I. Mid Cap Core Equity Fund - Series II
AIM V.I. Money Market Fund - Series II
AIM V.I. New Technology Fund - Series II
AIM V.I. Premier Equity Fund - Series II

                 SERIES II SHARES

AIM V.I. Aggressive Growth Fund - Series II         Allstate Financial            -    AIM Lifetime America Classic
AIM V.I. Balanced Fund - Series II                  Advisors Separate Account I   -    AIM Lifetime America Regal
AIM V.I. Basic Value Fund - Series II                                             -    AIM Lifetime America Freedom
AIM V.I. Blue Chip Fund - Series II
AIM V.I. Capital Appreciation Fund - Series II      Allstate Life Variable        -    Morgan Stanley Variable
AIM V.I. Capital Development Fund - Series II       Annuity Account II                 Annuity
AIM V.I. Core Equity Fund - Series II                                             -    Morgan Stanley Variable
AIM V.I. Dent Demographic Trends Fund - Series II                                      Annuity L-Share
AIM V.I. Diversified Income Fund - Series II
AIM V.I. Global Utilities Fund - Series II
AIM V.I. Government Securities Fund - Series II
AIM V.I. Growth Fund - Series II
AIM V.I. High Yield Fund - Series II
AIM V.I. International Growth Fund - Series II
AIM V.I. Mid Cap Core Equity Fund - Series II
AIM V.I. Money Market Fund - Series II
AIM V.I. New Technology Fund - Series II
AIM V.I. Premier Equity Fund - Series II

     All other terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized officers to execute this Amendment as of the 1st day of May, 2003.

ALLSTATE LIFE INSURANCE COMPANY


By: /s/ Timothy N. Vander Pas
    ------------------------------------
Name: Timothy N. Vander Pas
Title: Assistant Vice President


AIM VARIABLE INSURANCE FUNDS


By: /s/ Robert H. Graham
    ------------------------------------
Name: Robert H. Graham
Title: President


A I M DISTRIBUTORS, INC.


By: /s/ Gene L. Needles
    ------------------------------------
Name: Gene L. Needles
Title: President


ALLSTATE LIFE FINANCIAL SERVICES, INC.


By: /s/ J. Kevin McCarthy
    ------------------------------------
Name: J. Kevin McCarthy
Title: President


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